BERWYN INCOME FUND

a series of THE BERWYN FUNDS

2001

ANNUAL REPORT

Shareholders Services                                                                                          a no load
c/o PFPC Inc.                                                                                                    mutual fund
P. O. Box 8821
Wilmington, DE 19899                                                                                  (800) 992-6757

2001 Annual Report
BERWYN INCOME FUND
a series of THE BERWYN FUNDS

January 25, 2002                                                                   Net Asset Value Per Share: $10.27

Dear Berwyn Income Fund Shareholder:

The annual total return to shareholders of the Berwyn Income Fund ("BIF") was 14.12 percent for the year 2001 versus 6.05 percent in 2000. The net asset value per share increased from $9.76 on December 31, 2000 to $10.32 on December 31, 2001. Quarterly dividends totaling $ 0.78 were paid to shareholders during 2001 from net investment income, compared to the prior year's dividend of $0.82. The lower dividend was a result of the overall decline in interest rates and a greater emphasis placed on higher quality corporate bonds.

The investing public had to withstand extraordinary trials this past year. The September 11th terrorist strike threatened to drive the economy into recession; the high technology sector continued to suffer from over-capacity and declining capital investment; and the financial collapse of Enron shook confidence in the integrity of the nation's accounting review system and equity investing in general. Yet BIF surpassed the returns on all its reference indices as well as most equity indices under these difficult conditions. Also, BIF's ten year return now exceeds all three of our reference indices, which are described below.

As expected, investors gravitated towards more defensive investments such as bonds. The Salomon Smith Barney Broad Investment-Grade Bond Index ("BIG") and the Salomon High Yield Composite Index ("HYC") produced total returns of 8.52 and 4.94 percent, respectively. The Lipper Income Fund Index, a reference index with equity representation, produced a total return of 0.68 percent compared to your fund's double-digit return.

During the year, the majority of BIF's investments were comprised of investment-grade corporate bonds, high yield corporate bonds and dividend-paying common stocks. All of these categories made positive contributions to our shareholders' total return. The investment-grade corporate bonds of companies such as JP Morgan Chase and Emerson Electric benefited from falling interest rates, since bond prices move inversely with interest rates. Interest rates fell over the entire range of maturities, however, short-term rates fell more sharply as the Federal Reserve eased monetary policy in an effort to stave off recession.

Corporate bond prices not only benefited from the decline in interest rates, but also from the narrowing of yield spreads. Corporate bond yields are tied to US Treasury bond yields of similar maturity. Corporate bond issuers must pay a premium interest rate over the comparable Treasury rate due to credit risk. This interest rate premium is referred to as a credit spread. During 2001, yield spreads narrowed from 117 to 91 basis points for 10 year AAA industrial corporate bonds according to the Bloomberg Professional service. A basis point is one hundredth of one percent, or .01%.

The high yield bonds in BIF performed well relative to most high yield funds. One reason for their superior performance was the avoidance of the telecommunications and textile/apparel sectors which were the weakest in this market. Most other high yield bond sectors performed well during the year.

While most equity indices finished in negative territory last year, the equity portion of BIF contributed to its positive performance due to the defensive nature of the individual stocks. The common stock portion consists primarily of small and medium capitalization companies selling at low P/E ratios, with a strong representation in high dividend-paying real estate investment trusts and electric and gas utilities. Investors were attracted to the high yields and relative stability of this market segment.

The composition of BIF's investments by asset class as of December 31, 2001 is as follows:

Type	Percent of Net Assets
Dividend-Paying Common Stocks	29.9
Corporate Bonds	45.1
Convertible Bonds	11.3
Convertible Preferred Stocks	4.4
Preferred Stocks	2.0
Short-Term Investments	6.4
Other Assets in Excess of Liabilities	0.9
100.0

As stated in BIF's prospectus, once the representation of common stocks exceeds 30% of the investment portfolio, no new stock purchases can be made. Our current thinking is that the representation in common stocks will likely be reduced during 2002, given the long-term opportunities in the corporate bond market.

The weighted average maturity of the bonds in the portfolio is 10.7 years. The duration of the bonds is 6.0 years. The credit quality of the bonds, constituting 56.4 percent of the portfolio, is as follows: investment-grade, 39.12 percent; rated less than investment-grade, 13.68 percent; and, unrated, 3.60 percent.

The five sectors of the economy with the largest representation at year-end were:

Financial	15.7%
Consumer Staples	14.1%
Industrial Basic Materials	12.7%
Energy	12.6%
Consumer Cyclicals	12.1%

At year-end, BIF's ten largest holdings, excluding short-term investments, were:

Company	Security		Percent of Investments
Albertson's Inc.	6.34%	Due 2/25/13	4.09
Equifax, Inc.	6.90%	Due 7/1/28	3.77
Standard Commercial Corp.	7.25%	Due 3/31/07	3.71
Trans Lux Corp.	7.50%	Due 12/01/06	3.58
Ashland Oil Inc.	8.23%	Due 02/26/07	3.39
Bausch & Lomb Inc.	7.125%	Due 8/1/28	3.35
Otter Tail Power Co.	Common Stock		3.21
SuperValue, Inc.	7.625%	Due 9/15/04	3.20
Cypress Amax Minerals Co.	7.375%	Due 5/15/07	3.03
Impala Platinum ADR	Common Stock		2.93

At year end, the total net assets in BIF were $48.3MM, up from $42MM at the end of 2000. The expense ratio was 0.83 percent.

Last year's annual report discussed three major factors we predicted would bolster BIF going forward. We believe these factors remain in force. A more conservative investor psychology is the first factor. After becoming complacent about equity investing in the late nineties when the growth and momentum style was so rewarding, disappointment and frustration has set in. Investors have come to favor more defensive and value-oriented investments. The recent collapse of Enron has reinforced this trend and rekindled an appreciation for dependable sources of income.

Secondly, within the corporate bond market there appear to be many attractive investment opportunities. While Treasury bonds seem to have limited appreciation potential since interest rates have fallen to such low levels, corporate bonds should benefit from a narrowing of credit spreads. Credit spreads remain historically high even after last year's strong corporate bond performance. Expressed another way, corporate bond prices should improve relative to Treasury bonds as the economy recovers. The impact that the war on terrorism will have on the economic recovery can only be evaluated over time. Judging from the behavior of the corporate bond market, it is likely that the recovery is underway but will be gradual and selective. Business conditions remain extremely competitive. During 2001, a record number of corporate bonds were downgraded from investment-grade to less-than-investment grade. The BIF employs a rigorous screening process in the selection of its corporate bonds. This process is described in The Berwyn Funds' web site, www.theberwynfunds.com.

The third point is that real interest rates (interest rates adjusted for inflation) have declined sharply, making the hefty yields on corporate bonds even more attractive. Low real interest rates reflect the poor pricing power that the vast majority of companies are experiencing. Chairman Greenspan has adopted an extremely aggressive posture towards stimulating the economy as a result of his concerns about recession and deflation. This environment speaks well for the potential returns on a carefully selected basket of investment-grade and high yield bonds.

While the primary objective of BIF is to generate current income that keeps pace with inflation, a secondary objective is capital appreciation. Fortunately, through the combined efforts of our investment team, we achieved an attractive double-digit return this year. Going forward, the members of our investment team welcome the challenge of building upon these results. To learn more about our investment team please go to the web-site mentioned earlier and click on Fund Advisor.

Very truly yours,

Edward A. Killen                       Robert E. Killen
Portfolio Manager                      President

Note: Returns for the Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF's dividends (total return). All index returns listed herein also include the reinvestment of dividends and interest (total return). The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Note: LII consists of ten funds with investment objectives similar to those of BIF. BIF is precluded from making new investments in common stocks once common stocks comprise 30% of BIF's assets. This restriction does not necessarily apply to other funds in LII.

PricewaterhouseCoopers, LLP
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

To the Trustees and
Shareholders of Berwyn Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Income Fund (one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 18, 2002

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

Assets:
Investments in Securities, at Market Value	$47,889,610
(Cost $45,400,577) (Note 2)
Receivables:
Interest	494,299
Dividends	74,910
Investment Securities Sold	64,342
Fund Shares Sold	50,170
Total Assets	48,573,331

Liabilities:
Payable for Securities Purchased	142,473
Accrued Expenses	12,334
Investment Advisory Fee Payable	19,769
Fund Shares Redeemed Payable	57,665
Total Liabilities	232,241

Net Assets: (1)
Applicable to 4,685,816 Outstanding Shares of
Common Stock, $1.00 Par Value
(Authorized 20,000,000 Shares)	$48,341,090

Net Asset Value and Offering Price Per Share
($48,341,090 / 4,685,816 Outstanding Shares)	$10.32

Minimum Redemption Price Per Share - 1% (Note 1)	$10.22

(1) On December 31, 2001 Net Assets consisted of the following:
Common Stock, Par Value $1.00	4,685,816
Paid-in Capital	57,536,498
Undistributed Net Investment Income	182,541
Accumulated Net Realized Loss	(16,552,798)
Net Unrealized Appreciation of Investment Securities	2,489,033
$48,341,090

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

Investment Income:
Interest	$2,709,748
Dividends	1,501,679
Other Income	199

Total Investment Income		$4,211,626

Expenses:
Investment Advisory Fee (Note 3)	247,351
Transfer Agent Fees	25,935
Custodian Fees	7,607
Professional Fees	15,580
Registration Fees	10,779
Trustees' Fees	2,288
Printing Costs	13,409
Office Expenses	10,969
Insurance	3,652

Total Expenses		337,570

Net Investment Income		3,874,056

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss from Sales of Investment Securities		(6,636,207)

Net Change in Unrealized Appreciation/Depreciation on
Investment Securities		8,701,904

Net Realized and Unrealized Gain on Investments		2,065,697

Net Increase in Net Assets Resulting from Operations:		$5,939,753

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/01	12/31/00
Increase in Net Assets from Investment Activities:
Net Investment Income	$3,874,056	$3,760,103
Net Realized Loss from Sale of Securities	(6,636,207)	(6,638,255)
Change in Net Unrealized Appreciation/Depreciation
on Investment Securities	8,701,904	5,602,828
Net Increase in Net Assets Resulting
from Operations	5,939,753	2,724,676

Distributions to Shareholders:
From Net Investment Income	(3,928,145)	(3,782,073)

Capital Share Transactions (1):
Net Proceeds from Sales of Shares	39,973,545	22,903,430
Cost of Shares Redeemed	(38,728,284)	(40,112,932)
Distributions Reinvested	3,074,703	2,935,799

Net Increase (Decrease) in Net Assets from
Capital Share Transactions	4,319,964	(14,273,703)

Total Increase (Decrease) in Net Assets	6,331,572	(15,331,100)

Net Assets:
Beginning of Year	42,009,518	57,340,618

End of Year	$48,341,090	$42,009,518

(1) Capital Shares Issued and Redeemed:
Shares Sold	3,897,340	2,325,105
Shares Redeemed	(3,818,713)	(4,056,336)
Shares Reinvested	302,435	300,408

	381,062	(1,430,823)

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	YEAR ENDED
	12/31/01	12/31/00	12/31/99	12/31/98	1	12/31/97

Net Asset Value, Beginning of Year	$9.76	$10.00	$10.72	$12.51		$12.31

Income from Investment Operations:
Net Investment Income	0.74	0.83	0.91	0.90		0.77
Net Realized and Unrealized Gains
(Losses) on Securities	0.60	(0.25)	(0.81)	(1.44)		0.84

Total from Investment Operations	1.34	0.58	0.10	(0.54)		1.61

Less Distributions:
From Net Investment Income	(0.78)	(0.82)	(0.82)	(0.92)		(0.77)
From Net Realized Gains	0.00	0.00	0.00	(0.15)		(0.64)
From Capital	0.00	0.00	0.00	(0.18)		0.00

Total Distributions	(0.78)	(0.82)	(0.82)	(1.25)		(1.41)

Net Asset Value, End of Year	$10.32	$9.76	$10.00	$10.72		$12.51

Total Return	14.12%	6.05%	0.83%	(4.57%)		13.36%

Ratios/Supplemental Data:
Net Assets, End of Period (000)	$48,341	$42,010	$57,341	$103,624		$180,823

Ratio of Expenses to Average Net Assets 1.11%*	0.69%	0.94%	0.77%	0.66%		0.65%
Ratio of Net Investment Income (Loss)
To Average Net Assets	7.91%	7.97%	6.92%	6.27%		6.15%

Portfolio Turnover Rate	50%	12%	7%	31%		53%

The accompanying notes are an integral part of these financial statements.

[1] Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds. The effect of this change in accounting principle for the year ended December 31, 1998 is to increase per share net income by $0.04 and the ratio of net investment income to average net assets by 0.3%

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 2001

Number of
Shares	COMMON STOCKS- 29.9%	Value*

	BANKING - 2.2%
48,300	First Commonwealth Financial of Pennsylvania	$556,416
17,200	First Essex Bancorp, Inc.	484,524
		1,040,940
	COMMERCIAL PRINTING- 3.9%
36,172	Courier Corp.	1,274,701
65,800	Ennis Business Forms, Inc.	631,680
		1,906,381
	DIVERSIFIED MANUFACTURING- 0%
5,600	Synalloy Corp.	19,432

	FOREST & PAPER PRODUCTS- 0.9%
12,800	Greif Brothers Corp.	421,760

	MANUFACTURED HOUSING- 0.4%
24,000	Patrick Industries, Inc.	168,000

	MACHINERY MANUFACTURING- 0.7%
38,700	Hardinge, Inc.	359,910

	METALS & MINING- 2.9%
29,916	Impala Platinum - UNSP ADR	1,402,651

	OIL & GAS EXPLORATION & PRODUCTION- 0.5%
14,600	Berry Petroleum Co.	229,220

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	COMMON STOCKS (Continued)	Value*

	REAL ESTATE INVESTMENT TRUSTS- 8.4%
20,500	First Industrial Realty Trust, Inc.	$637,550
1,900	Health Care REIT, Inc.	46,265
40,150	Hospitality Properties Trust	1,184,425
32,000	Mid-America Apartment Communities, Inc.	841,600
65,200	Town & Country Trust	1,362,680
		4,072,520
	STEEL & STEEL PRODUCTS- 0.4%
18,658	AK Steel Holding Corp.	212,328

	TEXTILES - 0.1%
6,902	Dixie Group, Inc.	31,404

	TRANSPORTATION - 1.5%
83,900	Anangel-American Shipholding - SP ADR	378,389
22,100	Stolt-Nielsen S.A. - SP ADR	342,771
		721,160
	UTILITIES - 8.0%
8,000	Hawaiian Electric Industries	322,240
31,700	Laclede Gas Co.	757,630
52,900	Otter Tail Power Co.	1,539,390
32,600	Sempra Energy	800,330
20,000	Wisconsin Energy Corp.	451,200
		3,870,790

TOTAL COMMON STOCKS (Cost $11,247,293)		$14,456,496

Number of
Shares	PREFERRED STOCKS- 6.4%	Value*

	METALS & MINING INDUSTRY- 1.4%
15,400	Newmont Mining Corp. $3.25 Series PFD CV	$667,590

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Number of
Shares	PREFERRED STOCKS (Continued)	Value*

	OIL & GAS EXPLORATION & PRODUCTION- 3.0%
44,365	Callon Petroleum Co. PFD A CV	$1,022,613
9,000	Western Gas Resources, Inc. PFD A CV	432,000
		1,454,613

	REAL ESTATE INVESTMENT TRUSTS- 2.0%
6,100	Hospitality Properties Trust PFD	156,282
8,900	Mid America Apt. Communities PFD A	222,322
24,000	Prologis Trust PFD D	569,040
		947,644

TOTAL PREFERRED STOCKS (Cost $3,016,282)		$3,069,847

Face
Amount ($)	CORPORATE BONDS- 56.4%	Value*

	AEROSPACE & DEFENSE- 1.9%
1,000,000	Raytheon Co. 7.375% 07/15/25	$931,244

	AUTO & AUTOMOTIVE PARTS- 3.7%
1,000,000	Daimler Chrysler AG 7.75% 01/18/11	1,037,584
862,000	Mascotech, Inc. 4.50% CV 12/15/03	719,770
		1,757,354

	ELECTRONICS - 5.7%
1,000,000	Avnet, Inc. 8.20% 10/17/03	1,033,555
1,994,000	Trans-Lux Corp. 7.50% CV 12/01/06	1,714,841
		2,748,396
	FINANCE - 2.3%
215,000	General Motors Acceptance Corp. 6.00% 04/01/11	194,810
500,000	General Motors Acceptance Corp. 7.25% 03/02/11	502,051
500,000	Xerox Credit Corp. 6.40% 03/24/08	393,451
		1,090,312

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Face
Amount ($)	CORPORATE BONDS (Continued)	Value*

	FOOD WHOLESALERS INDUSTRY- 3.2%
1,500,000	Supervalu Inc. 7.625% 9/15/04	$1,532,469

	FOREST & PAPER PRODUCTS- 3.6%
750,000	Georgia Pacific Group 7.25% 06/01/28	617,107
1,200,000	Georgia Pacific Group 7.70% 06/15/15	1,112,730
		1,729,837
	GROCERY STORES- 4.0%
2,000,000	Albertson's Inc. 6.34% 02/25/13	1,959,992

	INFORMATION SERVICES- 3.7%
2,000,000	Equifax Inc. 6.90% 7/1/28	1,806,194

	MEDICAL PRODUCTS & SERVICES- 5.2%
2,101,000	Bausch & Lomb Inc. 7.125% 8/1/28	1,603,212
1,000,000	Omnicare, Inc. 5.00% CV 12/01/07	926,250
		2,529,462
	HOTEL & GAMING- 2.6%
346,000	Hilton Hotels Corp. 5.00% CV 5/15/06	306,210
1,000,000	Mirage Resorts, Inc. 6.75% 8/01/07	955,901
		1,262,111
	METALS AND MINING- 3.0%
500,000	Campbell Resources, Inc. 7.50% CV 7/20/04	24,000
1,500,000	Cyprus Amax Minerals Co. 7.375% 05/15/07	1,445,028
		1,469,028
	OIL & GAS- 5.3%
1,500,000	Ashland Oil, Inc. 8.23% 02/26/07	1,625,542
1,000,000	Phillips Petroleum Co. 7.125% 03/15/28	950,719
		2,576,261
	TELECOMMUNICATIONS - 1.7%
750,000	GTE Corp. 7.51% 04/01/09	802,581

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

Face
Amount ($)	CORPORATE BONDS (Continued)	Value*

	TOBACCO - 3.7%
1,960,000	Standard Commercial Corp. 7.25% CV 03/31/07	$1,776,251

	TRANSPORTATION - 1.8%
1,185,000	Grupo Transportacion Maritima SA 10.00% 11/15/06	888,750

	UTILITIES - 5.0%
1,000,000	Consolidated Edison Inc. 6.25% 02/01/08	1,004,978
1,500,000	PSI Energy Co. 6.52% 03/15/09	1,399,530
		2,404,508

TOTAL CORPORATE BONDS (Cost $28,038,485)		$27,264,750

Number of
Shares	WARRANTS- 0%	Value*

10,533	Dairy Mart, Inc.	$0

TOTAL WARRANTS (Cost $1)		$0

Number of
Shares	SHORT-TERM INVESTMENTS- 6.4%	Value*

3,098,517	Blackrock Provident Institutional Temp Cash Fund	$3,098,517

TOTAL SHORT-TERM INVESTMENTS (Cost $3,098,517)		$3,098,517

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)

TOTAL INVESTMENTS (Cost $45,400,577)- 99.1%	$47,889,610

OTHER ASSETS IN EXCESS OF LIABILITIES- 0.9%	451,480

NET ASSETS- 100%	$48,341,090

* See Note 2 to the Financial Statements
SP ADR American Depositary Receipt sponsored by a U.S. depositary bank
CV Convertible Security
PFD Preferred Stock
UNSP ADR An ADR not sponsored by a U.S. depositary bank

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2001

NOTE 1 - ORGANIZATION

The Berwyn Funds is a Delaware Business Trust registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Income Fund (the "Fund") is a portfolio series of The Berwyn Funds.

The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries. For redemptions of capital shares of the Fund held less than six months, the Fund charges a redemption fee of 1% of the net asset value of the capital shares being redeemed. Redemption fees are paid into the Fund and are included in its net assets for the benefit of the remaining shareholders.

NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Equity securities on a national securities exchange are valued at the last quoted sales price. Equity securities not listed or not traded on the valuation date, and all bonds, are valued at the last quoted bid price. The Fund's short-term investment is valued at its net asset value on the valuation date. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: For financial statement and reporting purposes, securities transactions are accounted for on the trade date of purchase or sale. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

Distributions to Shareholders: Dividends from net investment income are paid quarterly to the shareholders. Distributions of net realized capital gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 189,631 shares of the Fund at December 31, 2001.

During the year ended December 31, 2001, the Fund paid $46,556 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions. This amount represents 94% of the total commissions paid by the Fund.

NOTE 4 - SECURITY TRANSACTIONS

During the period ended December 31, 2001, the Fund made purchases of $25,251,827 and sales of $22,853,816 of investment securities other than short-term securities and U.S. Government securities.

At December 31, 2001, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $2,489,033 of which $5,177,723 related to appreciated securities and $2,688,690 related to depreciated securities.

At December 31, 2001, the Fund had a capital loss carryforward of approximately $17,000,000 available to offset capital gains of $4,600,000 through 2007, $6,600,000 through 2008 and $5,800,000 through 2009. Gains offset will not be distributed to shareholders.

Realized losses for the year ended December 31, 2001 were $850,000 less for tax purposes than the net realized loss from sales of investment securities reported in the accompanying statement of operations due to the tax rules for recording gains and losses on certain discount bonds. This permanent difference has been reclassified from accumulated net realized loss to paid-in capital in the accompanying statement of assets and liabilities.

Also, at December 31, 2001, the Fund had ordinary income distributable to shareholders of approximately $33,000 which is lower than the undistributed net investment income in the accompanying statement of assets and liabilities due to timing differences in the recognition of income on certain discount bonds.

TRUSTEES OF THE BERWYN FUNDS
Name, Age, Position and Address	Principal Occupations for the Past Five Years	Aggregate Dollar Range of Shares of The Berwyn Funds Owned as of 12/31/01
Interested Trustee
Robert E. Killen (61) President and Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of Westmoreland Coal Co. (a mining company) since July 1996. Director and shareholder, Berwyn Financial Services Corp. ("BFS"), a financial services company (registered as a broker-dealer with the SEC since December 1993 and a member of the National Association of Securities Dealers, Inc. (the "NASD") since July 1994) since October 1991. President and Director of Berwyn Income Fund, Inc. ("BIF") and The Berwyn Fund, Inc. ("TBF"), predecessors of the Series of the Trust (both registered investment companies managed by the adviser), from December, 1986 to April 1999 and from February 1983 to April 1999, respectively. Chairman, Chief Executive Officer and sole shareholder of the Adviser (an investment advisory firm) since April 1996. President, Treasurer, Director and sole shareholder of the Adviser from September 1982 to March 1996.

Over $100,000 BF Over $100,000 BIF
Non-Interested Trustees
Denis P. Conlon (54) Trustee 1199 Lancaster Ave. Berwyn, PA	Director of BIF and TBF from June 1992 to April 1999. President and Chief Executive Officer of CRC Industries (a worldwide manufacturer) since 1996.	$50,001-$100,000 BF $10,000 - $50,000 BIF
Deborah D. Dorsi (46) Trustee 1199 Lancaster Ave. Berwyn, PA 19312

Director of BIF and TBF from April 1998 to April 1999. Retired industry executive since 1994. Director, Worldwide Customer Support, Kulicke & Soffa Industries, Inc. (Semi Conductor Equipment Manufacturer) from 1993-1994

$10,001-$50,000 BF $0 BIF